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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                October 2, 1997                                   0-28752
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Date of Report (Date of earliest event reported)          Commission File Number


                          KAPSON SENIOR QUARTERS CORP.
             (Exact name of registrant as specified in its charter)


             Delaware                                 11-3323503
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  (State or other jurisdiction           (I.R.S. Employer Identification Number)
of incorporation or organization)


                           125 Froelich Farm Boulevard
                            Woodbury, New York 11797
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               (Address of Principal Executive Offices) (Zip Code)


                                 (516) 921-8900
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              (Registrant's telephone number, including area code)

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Item 5.     Other Events.

            On October 2, 1997, Kapson Senior Quarters Corp. ("Kapson") and Prometheus Senior Quarters LLC, an affiliate of Lazard Freres Real Estate Investors LLC (LFREI), issued a press release announcing that Prometheus has entered into a definitive agreement to acquire substantially all of the outstanding shares of Kapson in a transaction valued at approximately $250 million, including the assumption of debt.

            Under terms of the agreement, Prometheus will offer $16 a share for approximately 92% of Kapson's 7.8 million outstanding common shares. In addition, Prometheus will offer $30.82 a share for all of the company's 2.4 million outstanding convertible preferred shares. The acquisition will be treated as a recapitalization for accounting purposes and shares will be acquired on a pro rata basis.

            The transaction is contingent upon certain regulatory approvals and a favorable vote by Kapson's stockholders.

            The Agreement and Plan of Merger (the "Merger Agreement") among Prometheus Senior Quarters LLC, a Delaware limited liability company ("Investor"), Prometheus Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Investor ("Sub") and Kapson, upon and subject to the terms and conditions of which Sub will be merged with and into Kapson is filed herewith as Exhibit 2.1, and is incorporated herein by reference.

            Pursuant to a Stockholders' Agreement, dated as of September 30, 1997, by and among Investor and Glenn Kaplan, Wayne L. Kaplan and Evan A. Kaplan (the "Stockholders"), who collectively beneficially own approximately 53.5% of the outstanding common stock of Kapson, Stockholders have agreed, among other things, to vote their shares of common stock in favor of the Merger. The Stockholders' Agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

            The press release, dated October 2, 1997, is filed herewith as
Exhibit 99.1 and is incorporated herein by reference.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(a)   not applicable

(b)   not applicable

(c)   Exhibits


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2.1   Agreement and Plan of Merger, dated as of September 30, 1997, by and among
      Prometheus Senior Quarters LLC, Prometheus Acquisition Corp. and Kapson Senior Quarters Corp.

10.1 Stockholders' Agreement, dated as of September 30, 1997, by and among Prometheus Senior Quarters LLC and Glenn Kaplan, Wayne L. Kaplan and Evan
      A. Kaplan.

99.1  Press Release, dated October 2, 1997.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 1997

                                          KAPSON SENIOR QUARTERS CORP.


                                          By: /s/ Glenn Kaplan
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                                              Glenn Kaplan
                                              Chairman of the Board and
                                              Chief Executive Officer


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                                  EXHIBIT INDEX

  Exhibit                         Description                            Page
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    2.1       Agreement and Plan of Merger, dated as of September
              30, 1997, by and among Prometheus Senior Quarters
              LLC, Prometheus Acquisition Corp. and Kapson Senior
              Quarters Corp.

   10.1       Stockholders' Agreement, dated as of September 30,
              1997, by and among Prometheus Senior Quarters LLC and Glenn Kaplan, Wayne L. Kaplan and Evan A. Kaplan.

   99.1       Press Release, dated October 2, 1997.

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